SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        The High Yield Income Fund, Inc.
                (Name of Registrant as Specified in Its Charter)



      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:


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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:


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5) Total fee paid:


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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:


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2) Form, Schedule or Registration Statement No.:


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3) Filing Party:


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4) Date Filed:


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

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                  -------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  -------------

To Our Shareholders:

    Notice is hereby given that the 1997 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 9, 1997, at 9:00 a.m., at 751 Broad Street, Newark, New Jersey 07102, for the following purposes:

        1. To elect three directors.

        2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending August 31, 1998.

        3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on October 10, 1997 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

                                        S. Jane Rose
                                           Secretary


Dated: October 29, 1997


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                        THE HIGH YIELD INCOME FUND, INC.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                  -------------

                                 PROXY STATEMENT

                                  -------------


    This Proxy  Statement  is  furnished  by the Board of  Directors of The High
Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 9, 1997 at 9:00 a.m., at 751 Broad Street, Newark, New Jersey 07102, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that a meeting is adjourned, the same procedures will apply at a later meeting date.

    With respect to matters to be determined by a majority of the votes cast, each "broker non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) and abstention will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, each broker non-vote or abstention will be considered present for purposes of determining the existence of a quorum, but will have the effect of a vote against such matters.

    The close of business on October 10, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 11,170,675 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders of record on or about October 30, 1997.

    As of October 10, 1997, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held, solely of record on behalf of other persons, 9,243,583 shares of the Fund and which represented approximately 83% of the shares of the Fund then outstanding. Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

    The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities). In addition, the Board of Directors of the

Fund has authorized management to retain, at their discretion, Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. The cost of solicitation, including specified expenses, is not expected to exceed $8,000 and will be borne by the Fund.

    Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PIFM through its affiliate, The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PIFM and PI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential). As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $59.9 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 12 Directors-Messrs. Beach, Dorsey, Gunia, Jacobs, Lennox, Melzer, Mooney, O'Brien, Redeker and Weil and Mses. Gold and Teeters. Messrs. Dorsey and Lennox have served as Directors since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Beach, Gunia, Jacobs, Melzer, Mooney, O'Brien and Weil and Mses. Gold and Teeters were elected to serve as Directors on October 30, 1996. All of the current members of the Board of Directors have previously been elected by the shareholders.

     At the Annual Meeting, Directors will be elected to hold office until the earlier to occur of (i) the next meeting of shareholders at which Directors are elected and their successors are elected and qualify or (ii) the expiration of their terms in accordance with the Fund's retirement policy. The Fund's retirement policy, which was recently adopted, calls for the retirement of Directors on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phasing provision, Messrs. Lennox and Jacobs are scheduled to retire on December 31, 1997 and December 31, 1998, respectively.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Messrs. Lennox, Melzer and Weil and Ms. Teeters-whose term expires in 1997; Class II: Messrs. Gunia, Jacobs and Mooney and Ms. Gold-whose term expires in 1998; and Class III: Messrs. Beach, Dorsey, O'Brien and Redeker-whose term expires in 1999.

    Only three of the Directors, Messrs. Melzer and Weil and Ms. Teeters, are standing for re-election to serve as Class I Directors until the Fund's 2000 Annual Meeting of Shareholders and until their successors have been elected and qualified. Mr. Lennox is not standing for re-election as a Class I Director because he is scheduled to retire on December 31, 1997 under the Fund's retirement policy. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Melzer and Weil and Ms. Teeters. Messrs. Melzer and Weil and Ms. Teeters have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

    The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.

                         INFORMATION REGARDING DIRECTORS



                                                                                  Shares of
                                                                                 Common Stock
                                                                                  Owned at
      Name, age, business experience during the                Position with     October 10,
       past five years and other directorships                      Fund            1997
      -----------------------------------------                -------------    -----------


                         Class I (Term Expiring in 1997)

*Mendel  A. Melzer  (36),  Chief   Investment  Officer               Director          -0-
   (since October 1996) of  Prudential  Mutual  Funds;
   formerly Chief  Financial  Officer (November  1995-
   September 1996) of  Prudential  Investments, Senior
   Vice  President and  Chief  Financial   Officer  of
   Prudential  Preferred  Financial   Services  (April
   1993-November   1995);   Managing    Director    of
   Prudential  Investment  Advisors  (April 1991-April
   1993);  Senior   Vice   President   of   Prudential
   Capital   Corporation   (July   1989-April   1991);
   Chairman and  Director of  Prudential Series  Fund,
   Inc.; Director/Trustee of  38  investment companies
   in  the Prudential  Fund  Complex  (The  Prudential
   Funds).

Louis A. Weil  III (56), President and Chief Executive            Director          -0-
   Officer (since  January 1996) and  Director  (since
   September   1991)  of   Central  Newspapers,  Inc.;
   Chairman   of   the  Board  (since  January  1996),
   Publisher  and   Chief  Executive  Officer  (August
   1991-December 1995) of  Phoenix  Newspapers,  Inc.;
   formerly Publisher of Time Magazine (May 1989-March
   1991); formerly President,  Publisher  & CEO of The
   Detroit News (February 1986-August 1989);  formerly
   member of  the  Advisory  Board,  Chase   Manhattan
   Bank-Westchester; Director/Trustee of 25 Prudential
   Funds.

Nancy  H.  Teeters  (67),  Economist;  formerly   Vice            Director          -0-
   President  and  Chief  Economist  (March  1986-June
   1990)  of   International  Business  Machines  Cor-
   poration: Director  of  Inland  Steel   Corporation
   (since   July   1991);  Director/Trustee   of    26
   Prudential Funds.


                        Class II (Term Expiring in 1998)

*Robert F. Gunia (50),  Director, Chief Administrative          Vice President      -0-
   Officer,  Executive  Vice  President, Treasurer and           and Director
   Chief  Financial  Officer  of  PIFM; Comptroller of
   Prudential  Investments (since  1996);  Senior Vice
   President of  Prudential Securities; formerly Chief
   Administrative Officer (July 1990-September  1996),
   Director   (January   1989-September   1996)    and
   Executive  Vice  President,  Treasurer  and   Chief
   Financial  Officer  (June  1987-September 1996)  of
   Prudential Mutual Fund Management, Inc.;  Director/
   Trustee  of 38  Prudential Funds and Vice President
   and  Director of  The Asia Pacific  Fund,  Inc. and
   Nicholas-Applegate Fund, Inc.

Delayne  Dedrick  Gold  (59), Marketing and Management            Director          -0-
   Consultant;   Director/Trustee   of  37  Prudential
   Funds.





                                                                                  Shares of
                                                                                 Common Stock
                                                                                  Owned at
      Name, age, business experience during the                Position with     October 10,
       past five years and other directorships                      Fund            1997
      -----------------------------------------                -------------    -----------


*Harry  A.  Jacobs,  Jr. (76), Senior  Director (since            Director          -0-
   January  1986)  of  Prudential Securities; formerly
   Interim  Chairman  and  Chief  Executive Officer of
   Prudential  Mutual  Fund   Managment,  Inc.  (June-
   September 1993); formerly Chairman of  the Board of
   Prudential  Securities  (1982-1985) and Chairman of
   the  Board  and  Chief  Executive  Officer of Bache
   Group  Inc.  (1977-1982);  Director/Trustee  of  11
   Prudential Funds and The First Australia Fund, Inc.
   and The First Australia Prime Income Fund, Inc.

Thomas   T.   Mooney  (55),   President of the Greater            Director          -0-
   Rochester   Metro   Chamber   of  Commerce;  former
   Rochester  City   Manager;  Trustee  of  Center for
   Governmental Research, Inc.; Director of Blue Cross
   of  Rochester,  The  Business  Council  of New York
   State,  Monroe  County  Water  Authority, Rochester
   Jobs,  Inc., Executive Service Corps of  Rochester,
   Monroe  County  Industrial Development Corporation,
   Northeast Midwest Institute; Director/Trustee of 28
   Prudential  Funds and First  Financial Fund, Inc.



                        Class III (Term Expiring in 1999)

Edward  D.  Beach  (72), President and Director of BMC            Director          -0-
   BMC Fund,  Inc., a closed-end  investment  company;
   prior thereto,  Vice Chairman of Broyhill Furniture
   Industries,   Inc.;  Certified  Public  Accountant;
   Secretary   and   Treasurer   of  Broyhill   Family
   Foundation,  Inc.;  Member of the Board of Trustees
   of  Mars  Hill  College;   Director/Trustee  of  37
   Prudential Funds.


Eugene  C. Dorsey (70), retired President, Chief Exec-            Director          -0-
   utive Officer and Trustee of the Gannett Foundation
   (now   Freedom  Forum);  former  Publisher of  four
   Gannett  newspapers  and Vice  President of Gannett
   Company;   past   chairman,   Independent   Sector,
   Washington,   D.C. (national  coalition  of philan-
   thropic  organizations);  former  Chairman  of  the
   American Council for  the Arts;  Director  of   the
   Advisory Board of Chase Manhattan Bank of Rochester;
   Director/Trustee of 13 Prudential Funds.


Thomas H. O'Brien  (72), President O'Brien Associates;            Director          -0-
   formerly President of Jamaica Water Securities Corp.
   (February  1989-August  1990);  Chairman and  Chief
   Executive  Officer  (September  1987-February 1989)
   and   Director   (September   1987-August  1990) of
   Jamaica Water Supply Company;  formerly Director of
   TransCanada Pipelines U.S.A. Ltd. (1984-June 1989);
   Director   of   Ridgewood   Savings Bank; Director/
   Trustee of 11 Prudential Funds.




                                                                                  Shares of
                                                                                 Common Stock
                                                                                  Owned at
      Name, age, business experience during the                Position with     October 10,
       past five years and other directorships                      Fund            1997
      -----------------------------------------                -------------    -----------

*Richard  A.  Redeker  (54),  Employee  of  Prudential            President         -0-
   Investments;  formerly  President, Chief  Executive               and
   Officer  and   Director   (October   1993-September             Director
   1996), Prudential  Mutual  Fund  Management,  Inc.;
   Executive  Vice President,  Director   and   Member
   of the Operating Committee  (October 1993-September
   1996),   Prudential  Securities;  Director (October
   1993-September 1996) of Prudential Securities Group,
   Inc  formerly Senior  Executive  Vice President and
   Director  of   Kemper   Financial   Services,  Inc.
   (September  1978-September  1993); Director/Trustee
   of 41 Prudential Funds.

-----------
*Is or will be an "interested"  Director,  as defined in the Investment  Company
 Act, by  reason  of  his  affiliation  with  PIFM,   Prudential  Securities  or
 Prudential.


    The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 10, 1997.

    Each Director who is not an affiliated person of PlFM or PI currently receives $3,000 as an annual Director's fee, plus expenses. For the fiscal year ending August 31, 1997, Directors' fees and expenses amounted to $25,333 and $154, respectively. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Mutual Fund Complex to each Board Member and nominee for the calendar year ended December 31, 1996. "Interested" Board Members do not receive any compensation from the Fund.

                               Compensation Table

                                                             Total Compensation
                                                                Paid to Board
                                                  Aggregate     Members From
                                                Compensation      Fund and
   Board Members and Nominees                    From Fund     Fund Complex(2)
   --------------------------                   ------------  ------------------
Beach, Edward D. ............................      $ 1,500     $166,000(21/39)+
Dorsey, Eugene C.*** ........................      $ 4,833     $ 98,583 (12/36)+
Gold, Delayne Dedrick .......................      $ 1,500     $175,308(21/42)+
Gunia, Robert F.(1) .........................         -             -
Jacobs, Jr., Harry A.(1) ....................         -             -
Lennox, Donald D.* ..........................      $ 4,833     $ 90,000 (10/22)+
Melzer, Mendel(1) ...........................         -             -
Mooney, Thomas T.***.........................      $ 1,500     $135,375(18/36)+
O'Brien, Thomas H. ..........................      $ 1,500     $ 32,250(5/20)+
Redeker, Richard A.(1) ......................         -             -
Shirk, Stanley A.** .........................      $ 3,333     $ 71,000  (9/18)+
Smith, Robin B.**/*** .......................      $ 3,333     $ 89,957(11/20)+
Teeters, Nancy Hays .........................      $ 1,500     $103,583(11/28)+
Weil, III, Louis A. .........................      $ 1,500     $ 91,250 (13/18)+

-----------
  *Indicates Current Board Member who is not standing for reelection. **Indicates Former Board Member.
***All compensation from the Fund for the fiscal year ending August 31, 1997 represents deferred compensation. Aggregate compensation from the Fund and the Fund Complex for the calendar year ended December 31, 1996, including accrued interest, amounted to approximately $111,535, $139,869 and $109,294, for the Fund for Mr. Dorsey, Mr. Mooney and Ms. Smith.
  +Indicates number of funds/portfolios in Fund Complex  (including the Fund) to which aggregate  compensation relates.
(1)Board members or nominees who are "interested persons" of the Fund, as defined in the Investment Company Act, do not receive compensation from the Funds.
(2)No fund within the Fund Complex has a bonus, pension profit sharing or retirement plan.


    There were four meetings of the Fund's Board of Directors during the fiscal year ended August 31, 1997, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of Messrs. Beach, Dorsey, Lennox, Mooney, O'Brien and Weil and Mses. Gold and Teeters, the non-affiliated Directors of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1997. For the fiscal year ended August 31, 1997, each of the Directors, with the exception of Mr. Jacobs, attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

    The executive  officers of the Fund, other than as shown above,  are: Thomas
A. Early, Vice President, having held such office since February 20, 1997, S. Jane Rose, Secretary, having held such office since October 1, 1987, Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 20, 1997, Stephen M. Ungerman, Assistant Treasurer, having held such office since April 11, 1995 and Deborah A. Docs, Assistant Secretary, having held such office since February 20, 1997. Mr. Early is 42 years old and is an Executive Vice President, Secretary and General counsel of Prudential Investments Fund Management LLC (PIFM) (since December 1996) and is a Vice President and General Counsel (since March 1997) of Prudential Mutual Funds and Annuities (PMF&A). Prior thereto, he was Vice President and General Counsel of Prudential Retirement Services. Ms. Rose is 51 years old and is a Senior Vice President and Senior Counsel of PIFM and a Senior Vice President and Senior Counsel of Prudential Securities (since July 1992). Prior thereto, she was a Vice President and Associate

General Counsel of Prudential Securities. Ms. Torres is 38 years old and is a First Vice President (since December 1996) of PIFM and a First Vice President (since March 1994) of Prudential Securities. Prior thereto, she was a First Vice President of Bankers Trust. Mr. Ungerman is 44 years old and is First Vice President (since February 1993) of PIFM. Prior thereto he was a Senior Tax Manager at Price Waterhouse LLP. Ms. Docs is 39 years old and is a Vice President and Associate General Counsel of PIFM and Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.

Required Vote

    Directors must be elected by a vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote thereupon.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.


                     RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)

    The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 1998. Price Waterhouse LLP has served as independent accountants for the Fund for the Fund's fiscal year ended August 31, 1997 and for each year since the Fund's inception. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse LLP. No representative of Price Waterhouse LLP is expected to be present at the Meeting.

    The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

Required Vote

    The affirmative vote of at least a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

    A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 1998 hereinafter called must be received by the Fund on or before June 26, 1998 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                                     S. Jane Rose
                                                      Secretary

Dated: October 29 1997

    Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

(left column)

[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE

                           THE HIGH YIELD INCOME FUND, INC.
                                     P R O X Y

                          The Board of Directors recommends
                         a vote "FOR" each of the Proposals.


                                                    ____________________________
Please be sure to mark, sign, date and return the       Date
Proxy card promptly using the enclosed envelope.
________________________________________________________________________________



___Shareholder sign here____________________________Co-owner sign here__________


(right column)

                                    For      With-    For All
                                             hold     Except
1.) ELECTIONS OF DIRECTORS          [ ]      [ ]        [ ]

                                Nominees: Class I
                 Mendel A. Melzer, Nancy H. Teeters and Louis A. Weil, III

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).


                                           For      Against      Abstain
2.) To ratify the selection of Price       [ ]        [ ]          [ ]
Waterhouse LLP as independent
accountants for the fiscal year
ending August 31, 1998.


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

NOTE:
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



       Mark box at right if address change is noted
       on the reverse side of this card.                    [ ]

       RECORD DATE SHARES:

                        THE HIGH YIELD INCOME FUND, INC.
                              Gateway Center Three
                            Newark, New Jersey 07102


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Deborah A. Docs as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 10, 1997 at the Annual Meeting of Shareholders to be held on December 9, 1997, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


ADDRESS CHANGES:

__________________________________________

__________________________________________

__________________________________________



 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE